SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ----------------------

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

  DATE OF REPORT:              December 14, 2000
                     -------------------------------------
                     (Date of the earliest event reported)

                       Home Products International, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   Delaware
                           ------------------------
                           (State of Incorporation)

         0-17237                                     36-4147027
  ------------------------                        ---------------
  (Commission File Number)                        (I.R.S. Employer
                                                 Identification No.)


   4501 West 47th Street    Chicago, IL                 60632
  ----------------------------------------            ----------
  (Address of principal executive offices)            (Zip Code)


 Registrant's telephone number, including area code:  (773) 890-1010
                                                      --------------

 ITEM 5. OTHER EVENTS

      Home Products International, Inc. (the "Company" or "HPI"), a leading consolidator in the housewares industry, today announced that Jeff Dolan has left the Company to pursue other interests. Jeff Dolan has been President of North American Sales.


 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

 c)  Exhibits

     Exhibit 99 - Press release dated December 14, 2000.



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          Home Products International, Inc.

                          By:  /s/ James E. Winslow
                               --------------------
                                   James E. Winslow
                                   Executive Vice President
                                   And Chief Financial Officer



 Dated:  December 14, 2000